UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 15, 2025

QUAINT OAK BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-52694	35-2293957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Knowles Avenue, Southampton, Pennsylvania	18966
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(215) 364-4059

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On May 15, 2025, pursuant to voluntary stipulation and consent agreements with each of the Federal Deposit Insurance Corporation (the "FDIC") and the Commonwealth of Pennsylvania, Department of Banking and Securities, Bureau of Bank Supervision (the “Bureau”) and Quaint Oak Bank (the "Bank"), a wholly owned subsidiary of Quaint Oak Bancorp, Inc., the FDIC and the Bureau issued substantially identical Consent Orders (the “Orders”) that were effective immediately relating primarily to the Bank’s Bank Secrecy Act (the “BSA”) compliance program. Although the Bank consented to the issuance of the Orders, it has neither admitted nor denied any charges of unsafe or unsound banking practices, or any violations of law or regulation. The Bank is fully committed to addressing the requirements in the Orders within the specified timeframes, and the Bank believes that it has made significant progress in addressing the requirements to date.

The Orders are the result of a series of discussions between the Bank, the FDIC and the Bureau following the completion of the FDIC’s and Bureau’s on-site examination of the Bank that commenced on February 20, 2024, and was based on financial information as of and for the year ended December 31, 2023 (the “Examination”). The Orders represent the agreements between the Bank, the FDIC and the Bureau regarding areas of the Bank’s operations that require improvement and outline plans for making those improvements. The Orders do not impose any restrictions or limitations on the activities of the Bank, nor do they include fines or penalties. The Bank believes the provisions of the Orders provide guidance for the safe and sound expansion of the Bank’s correspondent banking business line.

Pursuant to the terms of the Orders, the Board of Directors of the Bank (the “Board”) is required to make certain enhancements and take certain actions with respect to overseeing and monitoring the Bank’s AML/CFT program, including (i) developing and implementing written policies and procedures; and (ii) ensuring compliance with the BSA. In particular, among other things, within certain timeframes the Bank is required to develop, adopt and implement policies and procedures with respect to (i) a third-party risk management program; (ii) money laundering, terrorist financing, and other illicit financial activity; (iii) a system of internal controls for compliance with BSA; (iv) independent testing of the AML/CFT program and the Bank’s compliance with the BSA; (v) having a designated AML/CFT officer and training for the Board and Bank staff; (vi) a look back review for suspicious activity; and (vii) the Bank’s Office of Foreign Assets Control compliance program.

Actions the Bank has taken to date, many of which were undertaken before the issuance of the Orders, include, but are not limited to:

●	Establishing a Financial Crime Management Department and hiring a new Vice President, Financial Crimes (AML/CFT officer);
●	Conducting a comprehensive review, revision and enhancement of the Bank’s AML/CFT policies and procedures to strengthen the Bank’s BSA program;
●	Performing a qualitative and quantitative staffing analysis and expanding AML/CFT personnel through a combination of new hires and specialized consultants;
●	Enhancing training on the Bank’s AML/CFT policies and procedures;
●	Enhancing policies and practices related to third-party risk management;
●	Enhancing the independent audit function related to AML/CFT controls; and
●	Strengthening board and senior management oversight of the AML/CFT program, including regular reporting and accountability measures.

The Bank’s Board of Directors and executive management are committed to compliance with the provisions of the Orders and have, as noted above, invested already significant resources into resolving the matters addressed in the Orders. Since the completion of the Examination in 2024, the Bank has added significant resources to its compliance and control functions and the Bank is continuing to allocate resources to enhance its compliance management system and controls. This proactive approach allows the Bank to more effectively manage both the prior and ongoing costs of stronger compliance and control measures.

The foregoing summary description of the Orders is not complete and is qualified in its entirety by reference to the Orders, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2 and incorporated herein by reference.

Statements contained in this Form 8-K which are not historical facts may be forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors. Factors which could result in material variations include, but are not limited to, changes in interest rates which could affect net interest margins and net interest income, competitive factors which could affect net interest income and noninterest income, changes in demand for loans, deposits and other financial services in the Company's market area; changes in asset quality, general economic conditions, the impact of the Orders on the Company’s expenses, the Bank’s ability to successfully comply with the requirements of the Orders as well as other factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Item 9.01 Financial Statements and Exhibits.
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibits are included with this Report:

Exhibit Number	Description
99.1	Consent Order with the Federal Deposit Insurance Corporation, dated May 15, 2025
99.2	Consent Order with the Commonwealth of Pennsylvania, Department of Banking and Securities, Bureau of Bank Supervision, dated May 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUAINT OAK BANCORP, INC.

Date: May 21, 2025	By:	/s/John J. Augustine
	Name:	John J. Augustine
	Title:	Executive Vice President and Chief Financial Officer

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